Finance of America Reverse LLC FASST 2018-HB1 Due Diligence Review

September 7, 2018

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© 2018 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

Finance of America Reverse LLC, FASST 2018-HB1 ABS Due Diligence

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 2,339 Home Equity Conversion Mortgage loans (“HECMs”) owned by Finance of America Reverse LLC (“FAR” or “Client”). The HECM portfolio is sub-serviced by either Compu-Link Corporation dba Celink (“Celink”) or Reverse Mortgage Solutions (“RMS”). The review included review of data, documentation and images provided by both sub-servicers, validation of key servicing system data, and confirmation of FHA Mortgage Insurance. It also included lien searches on a sample of Texas properties and the order of Broker Price Opinions (“BPOs”) to gain insight into market value on a sample of properties. The Procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Original sample selections were grossed up by 20% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The population for securitization was reduced from 2,339 HECMs to 2,237 HECMs (the “Securitization Population”) after sample selections were made and due diligence commenced. One hundred one (101) drops were requested by FAR on 9/4/2018. One additional loan was dropped per FAR request on 9/6/2018. Exceptions identified within the procedures below reflect loans remaining in the Securitization Population as of the date of this report.

Procedures

1.	Obtain a data tape from FAR, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the sub-servicer’s servicing system of record agree to the data tape.
•	MIP Rate

•	Current UPB

•	Current Interest Rate

•	Marketable Title Date

•	Loan Status

AMC was provided screenshots of Celink’s servicing system as of the data tape cutoff date (6/30/2018) or later to validate the data points in the scope. AMC was provided direct access to RMS’s servicing system to review the data elements in the sub-servicing system of record.

MIP Rate

From a sample of 380 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of 6/30/2018 to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 380 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of 6/30/2018 to the value represented in the data tape. There were no exceptions noted.

Current Interest Rate

From a sample of 380 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of 6/30/2018 to the value represented in the data tape. There were no exceptions noted.

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Marketable Title Date

From a sample of 380 HECMs, AMC originally identified nineteen (19) HECMs with marketable title dates. FAR identified two (2) marketable title dates that did not accurately reflect the loan status and updated the data tape removing the date. AMC reviewed the seventeen (17) remaining HECMs with a marketable title date in the data tape. AMC reviewed servicing system screen shots or the servicing system for the seventeen (17) HECMs and compared the marketable title date represented in the screen shot or servicing system as of 6/30/2018 to the value represented in the data tape. No exceptions were identified.

Loan Status

From a sample of 380 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates. Four (4) exceptions were identified. Three (3) had unique loan status variances between the sub-servicer’s system and data tape. One (1) HECM did not have loan status documentation provided. There were no other exceptions noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Max Claim Amount

•	UPB at Called Due Date

•	Original Note Rate

•	Margin (on adjustable rate loans)

•	Index (on adjustable rate loans)

•	Debenture Rate

•	Foreclosure First Legal Date

•	Closing Date

•	Amortization Type

•	FHA Case Number

•	Original Principal Limit

•	Called Due Date

Max Claim Amount

From a sample of 380 HECMs, AMC reviewed HERMIT screen shots from both sub-servicers and compared the Max Claim Amount represented in the screen shot to the data tape provided by FAR. No exceptions were identified.

UPB at Called Due Date

From a sample of 380 HECMs, AMC identified 318 HECMs with a Called Due Date in the data tape. Forty-one (41) total variances were identified.

For Celink: AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC compared the source documentation Called Due Date to the Called Due Date on the tape. If the dates matched, AMC looked up the UPB as of that date in the servicing system payment history screen shots provided by Celink. AMC compared the UPB represented in the servicing system screen shot at the time of the Called Due Date to the UPB at Called Due Date field in the 6/30/2018 data tape. A total of forty-two (42) variances were identified during the initial due diligence completed. AMC cleared five (5) of the initial variances where the Called Due Date captured through due diligence did not match the tape data but the UPB at the Called Due Date matched the data tape. The remaining thirty-seven (37) Celink variances included UPBs where the tape data did not match the source document provided.

For RMS: AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC validated that date versus the

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Called Due Date represented in the servicing system then verified the Called Due UPB field. AMC compared the UPB at the Called Due Date represented in the servicing system to the UPB at Called Due Date in the 6/30/2018 data tape. AMC identified four (4) total RMS variances where the UPB at Called Due Date did not match the tape. Two (2) variances were due to a data discrepancy, one (1) was due to AMC being unable to verify the called due date, and one (1) variance was a result of the proper documentation not being provided. There were no other RMS exceptions noted.

Original Note Rate

From a sample of 380 HECMs, AMC reviewed the original Note provided by Celink or retrieved the Note from RMS’s servicing system. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by FAR. There were no exceptions noted.

Margin (on adjustable rate HECMs)

From a sample of 380 HECMs, AMC identified 188 HECMs with adjustable rate features. AMC reviewed the Original Note provided by Celink or retrieved the Note from RMS’s servicing system for the 188 HECMs. AMC compared the Margin represented in the Note to the Margin represented in the tape provided by FAR. There were no exceptions noted.

Index (on adjustable rate HECMs)

From a sample of 380 HECMs, AMC identified 188 HECMs with adjustable rate features. AMC reviewed the Original Note provided by Celink or retrieved the Note from RMS’s servicing system for the 188 HECMs. AMC compared the Index represented in the Note to the Index represented in the tape provided by FAR. There were no exceptions noted.

Debenture Rate

From a sample of 380 HECMs, AMC reviewed HERMIT screen shots from both sub-servicers to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. One (1) exception was identified with a variance from tape data to the source. There were no other exceptions noted.

Foreclosure First Legal Date

From a sample of 380 HECMs, AMC identified 126 HECMs with a Foreclosure First Legal Date. AMC reviewed the 126 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by FAR. AMC’s diligence results identified three (3) instances where the First Legal Date from the filing document did not match the data tape. The average variance was fifty-two (52) days. There were no other exceptions noted.

Closing Date

From a sample of 380 HECMs, AMC reviewed HERMIT screen shots or HUD settlement documents from both sub-servicers to determine the closing date recognized by HUD and compared the date to the tape data. There were two (2) exceptions noted, both by three (3) days. There were no other exceptions noted.

Amortization Type

From a sample of 380 HECMs, AMC reviewed the Original Note provided by Celink or retrieved the Note from RMS’s servicing system. AMC compared the Amortization Type represented in the Note and Riders to the data tape provided by FAR. There were no exceptions noted.

FHA Case Number

From a sample of 380 HECMs, AMC reviewed HERMIT screen shots from both sub-servicers and compared the FHA Case Number represented in the screen shot to the data tape provided by FAR. There were no exceptions noted.

Original Principal Limit

From a sample of 380 HECMs, AMC reviewed HERMIT screen shots from both sub-servicers to determine the Original Principal Limit and compared the Original Principal Limit to the tape provided by FAR. There

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were two (2) exceptions noted where the tape data did not match the source document provided. No other exceptions were noted.

Called Due Date

From a sample of 380 HECMs, AMC identified 318 HECMs with a Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC identified thirty (30) instances where the Called Due Date reported was found to have a variance versus the tape provided by FAR during the diligence performed. Twenty-six (26) of the thirty (30) exceptions were Celink serviced loans where the tape data provided did not match the source document. The remaining four (4) exceptions were RMS serviced loans where two (2) exceptions were due to no documentation or incorrect documentation being provided and two (2) exceptions were due to tape date not matching the source document provided. There were no other exceptions noted.

2.	Obtain and review FHA reporting from FAR and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 2,237 assets in the Securitization Population. Two (2) total exceptions were identified. On August 8, 2018 AMC observed FAR via webcast retrieve an Excel export report of all FAR loans within the HERMIT system which included current endorsement status. While under continued observation, FAR removed the loans not included in the securitization from the Excel export report. FAR then saved and transmitted the report directly to AMC for review. Of the 2,237 HECMs, as of the observed report webcasts, 2,152 were actively endorsed as of the tape cut off date. Eighty-five (85) loans displayed a case status of “Terminated” or “Cancelled”. FAR stated the loans in a “Terminated” status were a result of liquidations in the months of July and August. Documentation was provided on eighty-three (83) to prove that the loan was endorsed at the time of the tape cutoff. There were no other exceptions noted.

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and
a.	Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 379 of the most recent appraisals found in the Securitization Population validating the date and amount from the imaged appraisal to the servicing system data. AMC identified two (2) unique HECMs with variances. The two (2) variances are due to date discrepancies. No other exceptions were noted.

AMC did not review the appraisal in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

4.	Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:
a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.

AMC reviewed 364 HECMs in the Securitization Population and compared property occupancy status represented in the inspection report to the occupancy information in the data tape. AMC identified 357 variances where the property inspection report showed a different result than the data tape. Of the 357, thirteen (13) inspections were not provided or could not be located by the sub-servicer for review. The variances identified were shared with FAR. FAR explained that the occupancy status reflected on the data tape represented the result of annual occupancy certification efforts made by the sub-servicers and not the property inspection outcome. Both Celink and RMS do not currently store inspection-based occupancy data in their servicing platforms. The different occupancy data source has resulted in the high variance rates. FAR further explained that both sub-servicers have initiatives to begin storing property inspection outcomes in their servicing system in the future.

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The variances identified are summarized below:

Data Tape Value	Diligence Value	Count
Unknown	unknown occupant	57
Occupancy Certificate Received	occupied	52
Occupancy Certificate Not received	occupied	50
Unknown	By Unknown Occupant	35
Unknown	vacant- secure	30
Unknown	owner occupied	22
Occupancy Certificate Not received	vacant	22
unknown	occupied	20
Unknown	No documentation provided	12
Occupancy Certificate Received	mortgagor occupied	10
Occupancy Certificate Not received	mortgagor occupied	7
Occupancy Certificate Received	vacant	7
Occupancy Certificate Not received	Not applicable	6
Unknown	vacant	5
Occupancy Certificate Received	Not applicable	4
Unknown	By owner	2
Occupancy Certificate Received	Cancelled	2
Personal property	vacant	2
Occupancy Certificate Received	No documentation provided	2
Unknown	Occupant	2
Occupancy Certificate Not received	cancelled	1
unknown	non-owner	1
unknown	non-owner occupied	1
Unauthorized tenant	occupied by owner	1
Occupancy Certificate Not received	tenant occupied	1
Occupancy Certificate Received	tenant occupied	1
Unauthorized tenant	vacant	1
Unknown	vacant- not secure	1
	Total	357

b.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by FAR.

From a sample of 364 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two (62) years of age or older at the time of closing. The initial due diligence results identified eight (8) variances. Two (2) variances were subsequently cleared after FAR updated the data tape to identify the accurate date of birth. Six (6) exceptions remained. FAR was unable to provide borrower documents validating age on one (1) HECM. AMC received illegible imaged copies of identifying documents on four (4) additional HECMs. FAR was able to provide auxiliary documentation on one (1)

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exception to support borrower’s age however it was not a government issued ID. There were no other exceptions noted.

5.	Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:
a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits,

AMC identified 201 HECMs within the sample selection with foreclosure or bankruptcy corporate advances. AMC tested the 201 HECM foreclosure and bankruptcy attorney fees against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by FAR. Of the 201 HECMS with advances, AMC identified forty-one (41) HECMs with over-allowable advances.

b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

AMC identified 233 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 233 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by FAR. FAR was unable to provide over-allowable approvals to support associated advances on two (2) disbursements. There were no other exceptions noted.

c.	Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 235 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from the 235 HECMs, requested relevant invoice support from FAR and verified that the amount and coding of the disbursement is accurately represented in the servicing system. FAR was unable to provide the correct loan-level invoices to support a transaction amount on four (4) disbursements. There were no other exceptions noted.

d.	Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 363 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from the 363 HECMs, requested relevant invoice support from FAR and verified that the amount and coding of the disbursement is accurately represented in the servicing system. No exceptions were noted.

6.	Conduct a lien search on all Texas properties to identify any properties with liens placed by Property Tax Lenders.

a.       AMC will review the searches to determine if lien is indeed in first position and if the lien search information matches the title information in the loan file.

AMC reviewed tax lien search results provided by a third party on 258 HECMs in the Securitization Population. Of the 258 HECMs with assessment data, AMC noted eight (8) total exceptions across six (6) unique HECMs. The six (6) unique HECMs with exceptions were as follows:

▪	Civil Judgment and Civil New filing: 1 HECM
▪	State Tax Lien 1 HECM
▪	Federal Tax Lien and Civil New Filing 1 HECM
▪	Forcible Entry/Detainer 1 HECM
▪	Federal Tax Lien 1 HECM
▪	FAR HECM identified in a subordinate position 1 HECM

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FAR indicated lien monitoring occurs through multiple processes. FAR ensures their sub-servicers monitor the lien status via third-party vendors, and an additional search is ordered when the loan becomes due and payable. FAR indicated that through its title clearing efforts that the senior lien holder on the HECM in a subordinate position was resolved through a title claim and indemnification by the title company. There were no other exceptions noted.

7.	Identify HECMs with property valuations twenty-four (24) or more months old. Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

BPOs for a total of 304 HECMs were ordered for HECMs in the Securitization Population. The results of all the valuations have been provided to FAR.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

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